Exhibit 10.6

ZALE CORPORATION

2003 STOCK INCENTIVE PLAN, AS AMENDED

PERFORMANCE-BASED RESTRICTED STOCK UNITS

PLAN AGREEMENT

Participant	Issue Date	Number of Units	Social Security Number

Grant

Zale Corporation (the “Company”), on behalf of Zale Delaware, Inc. (“Zale Delaware”), its wholly-owned subsidiary, has granted to the Participant named above, as of the Issue Date, the above number of Restricted Stock Units, subject to the terms and conditions set forth in this Plan Agreement and in the Zale Corporation 2003 Stock Incentive Plan, as amended (the “Plan”).

Issue Date	The Issue Date for the Restricted Stock Units granted to the Participant pursuant to this Plan Agreement shall be the date set forth above.

Performance-Based Award

Each Restricted Stock Unit granted to the Participant pursuant to this Plan Agreement represents the Company’s unsecured obligation, upon the satisfaction of the Performance Goal(s) set forth on Exhibit A hereto, to issue to the Participant the applicable number of shares of the Company’s common stock, par value $.01 per share (“Common Stock”), as determined in accordance with the provisions of Exhibit A hereto or, in the sole discretion of the Plan Committee, to pay to the Participant, in lieu thereof, an amount equal to the Fair Market Value of such number of shares of Common Stock. Unless the Committee has elected to make a cash payment in satisfaction of the Restricted Stock Units reasonably promptly after the Committee has determined whether the Performance Goal(s) have been satisfied, the Company shall cause to be delivered to the Participant a certificate evidencing the shares of Common Stock issuable to the Participant, free of any restrictive legend other than restrictions on transfer as a result of applicable securities laws.

No Dividends or Voting Rights	The Participant shall not be entitled to receive dividend payments with respect to the Restricted Stock Units and shall have no voting rights with respect to the Restricted Stock Units.

Restrictions on Transfer

No transfer of the Participant’s rights with respect to the Restricted Stock Units, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such Restricted Stock Units, and all of the rights related thereto, shall be forfeited by the Participant.

No Section 83(b) Elections

The Participant shall not file with the Internal Revenue Service an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (i.e., an election to include in gross income in the year of issuance of the Restricted Stock Units the amounts specified in such Section 83(b)).

Misc.	Capitalized terms used in this Plan Agreement or Exhibit A hereto that are not otherwise defined herein shall have the meanings assigned to them in the Plan.

Zale Corporation

Authorized Officer

I hereby agree to be bound by all the terms and conditions of this Plan Agreement and the Plan.

Participant

EXHIBIT A

Schedule of Shares of Common Stock to Be Issued

A.                                     The number of shares of Common Stock to be issued to the Participant for each Restricted Stock Unit granted pursuant to this Plan Agreement shall be determined as follows:

Achieved Return on Invested Capital	Number of Shares of Common Stock to be Issued for each Restricted Stock Unit
%
%
%
%
%
%
%
%
%

For purposes of the above table, Achieved Return on Invested Capital shall be the average Return on Invested Capital of the Company as determined by the Plan Committee in its sole discretion over the three year period beginning on August 1,         and ending on July 31,         (the “Performance Period”).  All determinations of the Plan Committee with respect to the level of achievement of the Performance Goal set forth in the table above shall be conclusive and binding upon the Company and the Participant.

B.                                       Notwithstanding any other provision of this Exhibit A, and unless any agreement between the Participant and the Company or Zale Delaware expressly provides otherwise, if a Change in Control occurs before July 31,         and (1) the Participant remains an active full-time employee of the Company through July 31,        , the Participant shall be entitled to receive the greater of (w) one share of Common Stock for each Restricted Stock Unit granted pursuant to this Plan Agreement or (x) the number of shares of Common Stock that would be payable as determined pursuant to the schedule above, or (2) the Participant’s employment is terminated following a Change in Control and prior to the last day of the Performance Period, other than for Cause, the Participant shall be entitled to receive one share of Common Stock for each Restricted Stock Unit granted pursuant to this Plan Agreement.

C.                                       Unless any agreement between the Participant and the Company or Zale Delaware expressly provides otherwise, if the Participant’s employment with the Company terminates prior to the last day of the Performance Period for any reason, other than as set forth in paragraph B above, the Restricted Stock Units granted pursuant to this Plan Agreement shall be forfeited and all of the Participant’s rights with respect thereto shall terminate.

ZALE CORPORATION

2003 STOCK INCENTIVE PLAN, AS AMENDED

PERFORMANCE-BASED RESTRICTED STOCK UNITS

PLAN AGREEMENT

Participant	Issue Date	Number of Units	Social Security Number

Grant

Zale Corporation (the “Company”), on behalf of Zale Delaware, Inc. (“Zale Delaware”), its wholly-owned subsidiary, has granted to the Participant named above, as of the Issue Date, the above number of Restricted Stock Units, subject to the terms and conditions set forth in this Plan Agreement and in the Zale Corporation 2003 Stock Incentive Plan, as amended (the “Plan”).

Issue Date	The Issue Date for the Restricted Stock Units granted to the Participant pursuant to this Plan Agreement shall be the date set forth above.

Performance-Based Award

Each Restricted Stock Unit granted to the Participant pursuant to this Plan Agreement represents the Company’s unsecured obligation, upon the satisfaction of the Performance Goal(s) set forth on Exhibit A hereto, to issue to the Participant the applicable number of shares of the Company’s common stock, par value $.01 per share (“Common Stock”), as determined in accordance with the provisions of Exhibit A hereto or, in the sole discretion of the Plan Committee, to pay to the Participant, in lieu thereof, an amount equal to the Fair Market Value of such number of shares of Common Stock. Unless the Committee has elected to make a cash payment in satisfaction of the Restricted Stock Units reasonably promptly after the Committee has determined whether the Performance Goal(s) have been satisfied, the Company shall cause to be delivered to the Participant a certificate evidencing the shares of Common Stock issuable to the Participant, free of any restrictive legend other than restrictions on transfer as a result of applicable securities laws.

No Dividends or Voting Rights	The Participant shall not be entitled to receive dividend payments with respect to the Restricted Stock Units and shall have no voting rights with respect to the Restricted Stock Units.

Restrictions on Transfer

No transfer of the Participant’s rights with respect to the Restricted Stock Units, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such Restricted Stock Units, and all of the rights related thereto, shall be forfeited by the Participant.

No Section 83(b) Elections

The Participant shall not file with the Internal Revenue Service an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (i.e., an election to include in gross income in the year of issuance of the Restricted Stock Units the amounts specified in such Section 83(b)).

Misc.	Capitalized terms used in this Plan Agreement or Exhibit A hereto that are not otherwise defined herein shall have the meanings assigned to them in the Plan.

Zale Corporation

Authorized Officer

I hereby agree to be bound by all the terms and conditions of this Plan Agreement and the Plan.

Participant

EXHIBIT A

Schedule of Shares of Common Stock to Be Issued

A.                                     The number of shares of Common Stock to be issued to the Participant for each Restricted Stock Unit granted pursuant to this Plan Agreement shall be determined as follows:

Achieved Return on Assets of [ ]	Number of Shares of Common Stock to be Issued for each Restricted Stock Unit
%
%
%
%
%
%
%
%
%

For purposes of the above table, Achieved Return on Assets of [COMPANY OR BRAND] shall be the average Return on Assets of [COMPANY OR BRAND] as determined by the Plan Committee in its sole discretion over the three year period beginning on August 1,         and ending on July 31,         (the “Performance Period”).  All determinations of the Plan Committee with respect to the level of achievement of the Performance Goal set forth in the table above shall be conclusive and binding upon the Company and the Participant.

B.                                       Notwithstanding any other provision of this Exhibit A, and unless any agreement between the Participant and the Company or Zale Delaware expressly provides otherwise, if a Change in Control occurs before July 31,         and (1) the Participant remains an active full-time employee of the Company through July 31,        , the Participant shall be entitled to receive the greater of (w) one share of Common Stock for each Restricted Stock Unit granted pursuant to this Plan Agreement or (x) the number of shares of Common Stock that would be payable as determined pursuant to the schedule above, or (2) the Participant’s employment is terminated following a Change in Control and prior to the last day of the Performance Period, other than for Cause, the Participant shall be entitled to receive one share of Common Stock for each Restricted Stock Unit granted pursuant to this Plan Agreement.

C.                                       Unless any agreement between the Participant and the Company or Zale Delaware expressly provides otherwise, if the Participant’s employment with the Company terminates prior to the last day of the Performance Period for any reason, other than as set forth in paragraph B above, the Restricted Stock Units granted pursuant to this Plan Agreement shall be forfeited and all of the Participant’s rights with respect thereto shall terminate.